EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,


     The  undersigned,  Richard  Tay, the Chief  Executive  Officer of WorldStar
Energy,  Corp.,  and Michael Kinley,  the Chief  Financial  Officer of WorldStar
Energy, Corp., each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Report on Form 10-QSB of WorldStar Energy, Corp., for the quarterly period ended June 30, 2007, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of WorldStar Energy, Corp.



Date: August 10, 2007



       /s/ "RICHARD TAY"
           _____________________________________________________________________
           Richard Tay
           President, Chief Executive Officer, Principal Executive
           Officer and a Director


       /s/ "MICHAEL KINLEY"
       _____________________________________________________________________
           Michael Kinley
           Secretary, Treasurer, Chief Financial Officer, Principal Accounting Officer and a Director